INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

SUPPLEMENT DATED MAY 29, 2020 TO THE PROSPECTUSES DATED
SEPTEMBER 5, 2019, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco BulletShares 2029 Corporate Bond ETF (the “Fund”)
Effective immediately, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses”:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Effective immediately, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares”:
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.
Effective immediately, the following disclosure replaces the last sentence of the second paragraph in the section “Additional Information About the Fund’s Strategies and Risks – Non-Principal Investment Strategies”:
Therefore, the Fund anticipates meeting its 80% investment policy because it already generally invests at least 80% of its total assets in securities that comprise its Underlying Index, in accordance with its principal investment strategies.
Effective immediately, the following disclosure replaces the fifth and sixth paragraphs in the section “How to Buy and Sell Shares”:
Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If the Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
The Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. In particular, as the planned termination date of the Fund approaches, the Fund may elect to accept redemption orders mostly or entirely in cash. As bonds held by the Fund begin to mature, redemptions may be effected increasingly in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive those Rule 144A securities.
Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information”:
Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.invesco.com/ETFs.

Please Retain This Supplement for Future Reference.
P-BSCT-PRO-1-SUP-3 052920